Advancing Novel Treatments for Hematologic Malignancies January 2023 Exhibit 99.1

Forward-looking statements This presentation contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended) concerning Syros and other matters, such as Syros’ clinical development plans, including with respect to tamibarotene, SY-2101 and SY-5609, Syros’ ability to deliver benefit to patients and value to stockholders, the timing and impact of upcoming clinical data readouts, the timing for submitting a new drug application to the Food and Drug Administration, and the sufficiency of Syros’ capital resources to fund its operating expenses and capital expenditure requirements into 2Q 2025. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on management’s current beliefs, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation, Syros’ ability to: advance the development of its programs, including tamibarotene, SY-2101 and SY-5609, under the timelines it projects in current and future clinical trials; demonstrate in any current and future clinical trials the requisite safety, efficacy and combinability of its drug candidates; sustain the response rates and durability of response seen to date with its drug candidates; successfully develop a companion diagnostic test to identify patients with the RARA biomarker; obtain and maintain patent protection for its drug candidates and the freedom to operate under third party intellectual property; obtain and maintain necessary regulatory approvals; identify, enter into and maintain collaboration agreements with third parties; manage competition; manage expenses; raise the substantial additional capital needed to achieve its business objectives; attract and retain qualified personnel; and successfully execute on its business strategies.  The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Syros’ Annual Report on Form 10-K for the year ended December 31, 2021 and Syros’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, each of which is on file with the Securities and Exchange Commission (SEC). In addition, the extent to which the COVID-19 pandemic continues to impact our workforce and our discovery research, supply chain and clinical trial operations activities, and the operations of the third parties on which we rely, will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the duration and severity of the pandemic, additional or modified government actions, and the actions that may be required to contain the virus or treat its impact. Except as required by applicable law, Syros undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNIFICANT MARKET OPPORTUNITIES IN FRONTLINE Building infrastructure to target commercially synergistic patient populations that are underserved by existing options MULTIPLE NEAR-TERM CATALYSTS Upcoming opportunities to build momentum and create value, including pivotal SELECT-MDS-1 data and randomized SELECT-AML-1 data TARGETED HEMATOLOGY PORTFOLIO Late-stage clinical trials in multiple hematology indications with the potential to set new standards of care, supported by a growing body of data STRONG CORPORATE POSITION Cash runway to fund operations into 2Q 2025 Advancing new standards of care for the frontline treatment of hematologic malignancies 3 clinical programs MDS AML APL

Program Indication  Early Clinical  IND- Enabling Mid-clinical Pivotal Pivotal Commercial Rights Tamibarotene (oral RARα agonist) Newly diagnosed HR-MDS (w/aza) Newly diagnosed unfit AML (w/ven+aza) SY-2101 (oral ATO) Newly diagnosed APL (w/ATRA) Advancing our hematology focused late-stage clinical pipeline Tamibarotene is approved in Japan as Amnolake® for patients with relapsed/refractory APL Americas, Europe, Australia and Israel SELECT-AML-1 Trial PK and dose confirmation study SELECT-MDS-1 Trial

SY-2101 in APL Update on dose confirmation study, registration pathway and timing Multiple value-driving milestones Tamibarotene in HR-MDS Tamibarotene in AML Last patient enrolled from SELECT-MDS-1 Phase 3 trial 4Q 23 Pivotal data from SELECT-MDS-1 Phase 3 trial 3Q 24 Initiation of randomized SELECT-AML-1 trial   1Q 23          Initial data from randomized SELECT-AML-1 trial4Q 23 Additional data from randomized SELECT-AML-1 trial 2024 2H 23

Tamibarotene Opportunity to establish new SOC in MDS and AML patients with RARA overexpression

Tamibarotene: Compelling profile that addresses large targeted populations

Tamibarotene is a **selective and potent** RARa agonist[1]



Retinoic Acid Receptor Alpha
RA
RARα
Retinoic Acid
Myeloid Maturation
Healthy Differentiated Myeloid Cells
Myeloid Maturation
Undifferentiated Cells Overexpressing RARA

with tamibarotene



Tamibarotene
T
RA
RARα
Myeloid Maturation
Differentiated Myeloid Cells

50% of patients with HR-MDS are positive for *RARA* overexpression[2]



RARA overexpression



30% of patients with AML are positive for *RARA* overexpression[3]



RARA overexpression



Competitive differentiation of tamibarotene	
Biologically targeted[1]	✓
Oral	✓
High complete response rates[5,6]	✓
Rapid time to response[5,6]	✓
Favorable tolerability[4,5,6]	✓
Readily combinable[4,5,6]	✓
No additive myelosuppression[5,6]	✓

[1]McKeown, Cancer Discovery 2017;
[2]Patients with MDS: RARA-positivity based on Syros data on file from Study SY-1425-201 and the SELECT-MDS-1 Study (27May2022) from over 175 patients with MDS;
[3]Patients with AML: Prevalence of RARA-positive patients based on data presented at ESH 2017 and ESH 2019;
[4]Data presented at ASH 2017; [5]de Botton S., et al. Blood Advances 2022; [6]Data presented at ASH 2022

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Significant unmet need in newly diagnosed HR-MDS



- Myelodysplastic syndrome (MDS) is a bone marrow disorder
- Higher-Risk MDS (HR-MDS) and acute myeloid leukemia (AML) are on a disease continuum; largely distinguished by % blasts in marrow[1,2,3]

Precursor States → **MDS** → **HR-MDS** → **AML**

"MDS-excess blasts" and "AML" essentially form a continuum…Rather than blast percentage, disease categorization may be more accurate if based on biologic features." *– Estey et al., 2022[3]*

~21,000 Newly Diagnosed HR-MDS patients in the US and EU annually[4]

MDS represents a **~$3.3B*** market by 2026

- HR-MDS is progressive in nature with a poor prognosis
  - Disease-related cytopenias result in significant morbidity and mortality with more than half of HR-MDS patients progressing to AML[5]
- Azacitidine, a hypomethylating agent (HMA), is SOC with a **17% CR rate** and a median OS of **18.6 months**[6]
  - **No new therapies** beyond HMAs approved since 2006[7]
- Elderly patient population seeking convenient, well tolerated therapies that can better control disease and maintain QOL

[1]DiNardo CD, et al., Cancer. 2022; [2]Grob T, et al., Blood. 2022; [3]Elihu Estey, et al., Blood 2022; [4]Epidemiology projections from DRG Myelodysplastic Syndromes-Landscape & Forecast-Report 2020 and from DRG Acute Myelogenous Leukemia-Landscape & Forecast-Report 2020; NOTE*:Evaluate Pharma market estimate includes all risk groups for MDS; [5]Greenberg, Blood, 2012; [6]Garcia, J et al., Leukemia Research, 2021; [7]DeZern, AE. Hematology Am Soc Hematol Educ Program, 2015

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Significant unmet need in newly diagnosed unfit AML



Acute myeloid leukemia is a cancer of the blood forming cells in the bone marrow

- ~50% of the patients are not eligible for intensive treatment and are considered “unfit”[1]

Precursor States → **MDS** → **HR-MDS** → **AML**

~25,000 Newly Diagnosed Unfit AML patients in US and EU annually[2]

Newly diagnosed AML represents a **~$6.6B*** market by 2025

- Venetoclax with azacitidine is SOC, with a **37%** CR rate and median OS of **14.7** months[3]
- Approximately **1/3** of patients do not respond, and nearly all relapse with a very poor prognosis, median OS of **2.4** months[4]

SYROS

[1] Ferrara F., Clin Lymphoma Myeloma Leuk. 2011 [2] Epidemiology projections from DRG Acute Myelogenous Leukemia-Landscape & Forecast-Report 2020; NOTE*: market estimate includes all AML (fit and unfit); [3] DiNardo CD, et al., New England Journal of Medicine, 2020; [4] Maiti A., et al., Haematologica, 2021.

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Encouraging, consistent data from multiple trials support clinical development strategy 1Data presented at ASH 2017; 2de Botton S., et al. Blood Advances 2022; 3Data presented at ASH 2022 Single-agent tamibarotene in R/R HR-MDS patients1 SELECT-AML-1 safety lead-in evaluating tami/ven/aza in ND unfit AML patients3 Phase 2 data evaluating tami/aza in ND unfit AML patients2  Tamibarotene in HR-MDS Tamibarotene in AML Median time to response: 1.1 months 50% CRi 33% CR 4/5 patients with CR/CRi had high monocytic expression score (MES) associated with venetoclax resistance  including one marrow CR  60% Hematologic response1 61% CR/CRi Rate 67% CR in low-blast subset 83% CR/CRi Rate Median time to response: 1.2 months Median duration of response: 10.8 months Overall survival for complete responders: 18 months 72% Transfusion independence Growing body of clinical evidence for tamibarotene in MDS and AML patients with RARA overexpression 2022 2017 2020

Tamibarotene has a well-characterized and well-tolerated safety profile 1Amnolake® post-marketing surveillance data on file; 2Data presented at ASH 2017; 3de Botton S., et al. Blood Advances 2022; 4Data presented at ASH 2022 50% CRi 33% CR Data from randomized portion of SELECT-AML-1 trial Phase 2 trial expected 2023 / 2024 Single agent in AML and MDS patients and doublet (tami/aza) in AML patients2,3 Triplet (tami/ven/aza) in AML patients4 Safety profile supports use of tamibarotene in combinations with azacitidine in MDS and with venetoclax/azacitidine in AML Chronic daily dosing of tamibarotene as a single-agent and in combination with azacitidine has been generally well-tolerated.2-4 No evidence of increased toxicity in combination with rates of myelosuppression comparable to single-agent azacitidine.2-4  As a triplet, myelosuppression is comparable to reports of venetoclax + azacitidine4 The majority of non-hematologic AEs are low grade and reversible1-4 Over 1,000 APL patients treated with tamibarotene1

Ongoing SELECT-MDS-1 Phase 3 trial in newly diagnosed HR-MDS patients with RARA overexpression Robustly designed, double-blind, placebo-controlled study 90% power to detect a difference in CR rates between experimental and control arms 2:1 randomization with one-sided alpha of 0.025 FDA feedback supports: Focus on population with RARA overexpression CR as primary endpoint for approval Azacitidine as appropriate comparator Key Milestones Last patient enrolled from SELECT-MDS-1 Phase 3 trial 4Q 23 Pivotal data from SELECT-MDS-1 Phase 3 trial 3Q 24 SELECT-MDS-1 trial 190 patients randomization (2:1) Tamibarotene + azacitidine   Placebo + azacitidine Primary endpoint CR rate

Ongoing SELECT-AML-1 Phase 2 trial of triplet regimen (tami/ven/aza) in ND unfit AML patients with *RARA* overexpression

Safety lead-in completed → **Randomized portion of trial*** ~80 patients → **randomization (1:1)** →
- **Tamibarotene + venetoclax + azacitidine**
- **Venetoclax + azacitidine**

→ **Primary endpoint** Composite CR rate

*Also evaluating triplet as salvage strategy for patients in control arm who do not respond to ven/aza

Translational data support potential for *RARA* overexpression biomarker to enrich for patients more likely to respond to tamibarotene, for whom the standard of care is suboptimal

- 1/3 of patients do not respond to upfront treatment with ven/aza and a majority of those with initial response ultimately relapse
- Venetoclax resistance is associated with monocytic phenotype[1-3]; most patients with *RARA* overexpression, including those who achieved CR/CRi in tamibarotene trial, have a monocytic phenotype[4]

Key Milestones

Initiation of randomized SELECT-AML-1 trial	**1Q 23**
Initial data from randomized SELECT-AML-1 trial	**4Q 23**
Additional data from randomized SELECT-AML-1 trial	**2024**

[1]Zhang, Nature 2018; [2]Kuusanmäki, Haematologica 2019; [3]Pei, Cancer Discovery 2020; [4]Fiore, ASH 2020

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SY-2101 Highly synergistic with our hematology portfolio

Significant unmet need in newly diagnosed APL



Acute promyelocytic leukemia (APL) is a unique subtype of AML and is defined by a fusion of the *RARA* and *PML* genes.

Current standard of care

IV ATO + oral ATRA = **>80%** Cure rates

Treatment burden
Current typical course of treatment involves infusions up to **140 x 2-4 hrs** **over nearly a year**

Opportunity to reduce treatment burden, increase access and reduce health care costs

Market opportunity for an oral therapy

APL accounts for

~10% of all adult AML cases diagnosed in US and Europe annually

~2,000 patients are diagnosed with APL in the US and EU annually

FS26 Acute Promyelocytic Leukemia Facts, 2015;
NCCN AML treatment guidelines (Nov 2020); Trisenox (arsenic trioxide) USPI

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Novel oral form of arsenic trioxide (ATO) with opportunity to replace standard of care for APL patients Orally bioavailable with exposures consistent with IV ATO Clear development path to approval in frontline APL with potential to leverage emerging data for a more efficient pivotal study Potential for rapid adoption in frontline APL, benefitting from a specialty commercial effort and synergies with tamibarotene SY-2101 has the opportunity to become SOC in frontline APL

Clear development path to approval in frontline APL with potential to leverage emerging data for a more efficient pivotal study Feedback from the FDA and EMA in the context of original SY-2101 PK data supports a single registration study of approximately 215 patients designed with mCR and EFS as primary endpoints for potential approval Emerging PK cross-over data directly comparing SY-2101 to the approved dose of IV ATO are encouraging SY-2101 showed high oral bioavailability of ~80% Exposures of SY-2101 are comparable to IV ATO administered at 0.15 mg/kg based on both Cmax and AUC Based on these emerging data, there may be an opportunity to explore a more efficient registration pathway to potential approval Plan to provide a further update on dose confirmation data, regulatory pathway and timing in 2H 2023

SY-5609 Highly selective and potent oral CDK7 inhibitor

SY-5609: Highly selective and potent oral CDK7 inhibitor

- ✓ Phase 1 study in pancreatic cancer and select solid tumor patients demonstrates promising clinical activity
- ✓ Well-tolerated safety profile in combination with predominantly low-grade AEs
- ✓ Broad potential in multiple difficult-to-treat cancer populations, including PDAC and CRC


TK
TKL
STE
HIPK4
TAOK1
CMGC
CDKL5
ERK7
CK1
CDK7
TLK1
CDK17
CDK13
CDK16
CDK18
AGC
CAMK

- ● 100-91% Inhibition
- ● 90-80% Inhibition
- ● 79-71% Inhibition

SY-5609 is highly selective with sub-nanomolar potency[1]


Transcription
CDK7i
Cell Cycle
MYB
MCL1
MCL1
MYC
Apoptosis
CDK4/6
BRAF and KRAS mutations
G1
Altered Rb pathway
M
S
CDK1
Apoptosis
CDK2
Transcription
Transcription
G2

[1]Marineau JJ et al, 2021, Discovery of SY-5609: A Selective, Noncovalent Inhibitor of CDK7, J Med Chem
Data presented in October 2019 at EORTC-NCI-AACR Conference

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Clinical activity including a confirmed PR and emerging exposure-response relationships in ongoing Phase 1 single agent and combination cohorts

Optimized Dosing Schedule: SY-5609 administered 7d on/7d off

Single Agent – Dose Escalation from 4 mg to 10 mg

Patient population
Relapsed/refractory patients with select solid tumors

Dose escalation to evaluate safety, tolerability, and signs of clinical activity

- Well tolerated safety profile; MTD has not been reached
- 30 patients dosed across five levels (4 to 10 mg), with only 1 DLT (4 mg dose level/grade 3 diarrhea)
- Clinical activity observed, including 2/2 response evaluable patients with SD at 10 mg, w/ 1 PDAC patient with 10% tumor reduction
- Emerging exposure-response relationship

Combination: SY-5609 starting at 4 mg w/gemcitabine +/- nab-paclitaxel*

*Gemcitabine and nab-paclitaxel administered at approved doses

Patient population
Metastatic patients who have progressed following treatment with FOLFIRINOX

Safety lead in cohorts to evaluate safety, tolerability, and signs of clinical activity

- Well tolerated safety profile; MTD has not been reached
- AE profile consistent with single agent SY-5609 or gemcitabine monotherapy or gemcitabine/nab-paclitaxel
- One patient with confirmed PR and 98% reduction CA-19-9 at the 4 mg 5609 dose level in combination with gemcitabine
- 50% (4/8) DCR in patients treated at 4 and 5 mg levels in combination with gemcitabine
- Emerging exposure-response relationship, with PR patient demonstrating higher-than-average exposure for the dose administered

Continued dose escalation of SY-5609 as a single agent and with gemcitabine while seeking partnership opportunities

SYROS

Data as of October 2022

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Preclinical data support SY-5609 in BRAF-mutant CRC in combination with PDL1 inhibitor: SY-5609 part of Roche's Phase 1/1b INTRINSIC trial

First clinical investigation of CDK7 inhibitor with an immunotherapy

Robust anti-tumor activity in BRAF-mutant CRC model as single agent



Vehicle
SY-5609 (6mpk QD)
Tumor Volume (mm³)
2500
2000
1500
1000
500
0
0
10
20
30
Days

- 67% (20/30) of models demonstrated ≥ 50% tumor growth inhibition
- 23% (7/30) demonstrated deep responses of ≥ 90% tumor growth inhibition
- Deep responses enriched in BRAF-mutant (5/10) models

Key Milestones:

- Roche is actively enrolling patients in the arm of its ongoing Phase 1/1b INTRINISIC trial evaluating SY-5609 in combination with atezolizumab
  - Roche is the sponsor of the trial and Syros is supplying SY-5609

CDK7 inhibition enhances anti-tumor activity of PD-1 inhibition[1]

- CDK7 inhibitor induces DNA replication stress and genome instability in cancer cells, triggering immune-response signaling
- In animal models, CDK7 inhibitor enhances tumor response to anti-PD1 immunotherapy
  - Prolonging overall survival, and increasing immune cell infiltrates

SYROS

CRC data presented in May 2020 at ASCO Virtual Symposium; [1]Zhang et al., Cancer Cell, 2020.

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Earlier Stage Programs

Earlier stage programs Program Indication Drug Discovery IND enabling Clinical stage Commercial Rights SY-5609  (oral CDK7 inhibitor) Metastatic pancreatic cancer  (w/chemo) Colorectal cancer (w/atezolizumab)* SY-12882 (oral CDK12 inhibitor) Cancer CDK11 inhibitor Cancer WRN inhibitor Cancer LRF & NuRD modulators Sickle cell disease and beta thalassemia Undisclosed Myeloproliferative neoplasms Safety Lead-In Ph1/1b *Roche-sponsored trial / Seeking partnerships

Rapidly advancing toward our vision Commercial company with medicines that provide a profound benefit for cancer patients Advancing late-stage targeted hematology pipeline Preparing for product launch and commercialization Seeking partnership opportunities for SY-5609 and discovery programs Cash runway to fund planned operations into Q2 2025 Now Vision